SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) August 1, 2006

CNA FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5823	36-6169860
(Commission File Number)	(I.R.S. Employer Identification No.)

333 S. Wabash Avenue, Chicago, Illinois 60685

(Address Of Principal Executive Offices, including Zip Code)

(312) 822-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events

On August 1, 2006, the Registrant issued a press release announcing plans to retire its outstanding Series H Cumulative Preferred Stock. The press release is filed as exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit No.	Description

99.1	CNA Financial Corporation press release, issued August 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA FINANCIAL CORPORATION

Dated: August 1, 2006	/s/ D. Craig Mense
	By:	D. Craig Mense
	Its:	Executive Vice President and Chief Financial Officer